AUGUST 27, 2003

                        TOUCHSTONE VARIABLE SERIES TRUST

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003

     The Board of Trustees of Touchstone Variable Series Trust (the "Trust") has approved a proposal to reorganize the Touchstone Enhanced 30 Fund by acquiring each series of Separate Account Ten of Integrity Life Insurance Company as listed in the table below.

ACQUIRING FUND                            ACQUIRED FUND
--------------                            -------------

TOUCHSTONE VARIABLE SERIES TRUST -        SEPARATE ACCOUNT 10 -
Enhanced 30 Fund                          Integrity Life Insurance Company

     If the shareholders of the "Acquired Fund" approve the reorganization proposal, the Acquired Fund will liquidate by transferring substantially all of its assets to the Touchstone Enhanced 30 Fund. Shareholders of record of the Acquired Fund as of August 29, 2003 are scheduled to vote on the proposals at a special meeting of shareholders to be held on or about December 5, 2003. Shareholders of the Acquired Fund will be mailed information detailing the reorganization proposal on or about October 6, 2003.

     The Board of Trustees has approved changes to the name and investment strategy of the Touchstone Enhanced 30 Fund to be effective as of the proposed reorganization. The changes to the name, investment strategy and risks are summarized below:

CURRENT NAME                              NEW NAME
------------                              --------

Touchstone Enhanced 30                    Touchstone Enhanced Dividend 30

CURRENT STRATEGY                          NEW STRATEGY
----------------                          ------------

Diversified investment company which,     Non-diversified investment company
with respect to 75% of its assets,
may only invest up to 5% of assets in     NEW RISK
any one company                           --------

                                          Because a non-diversified investment
                                          company may hold a significant
                                          percentage of its assets in the
                                          securities of one company, it may be
                                          more sensitive to market changes than
                                          a diversified investment company.

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CURRENT STRATEGY                          NEW STRATEGY
----------------                          ------------

The Fund's portfolio is based on the      The portfolio overweights the top
30 stocks that comprise the Dow Jones     three highest yielding stocks in the
Industrial Average. The portfolio         Dow Jones Industrial Average by 7%
manager seeks to surpass the total        each while incrementally
return of the Dow Jones Industrial        under-weighting the remaining 27
Average by substituting stocks that       stocks of the Dow Jones Industrial
offer above average growth potential      Average with a lower relative
for those stocks in the Dow Jones         dividend yield.
Industrial Average that appear to
have less growth potential. The
Fund's portfolio will at all times
consist of 30 stocks and up to 1/3 of
these holdings may represent
substituted stocks in the enhanced
portion of the portfolio.

     The Touchstone Enhanced 30 Fund's shareholders of record as of August 29, 2003 will be asked to vote on the change in diversification policy at a special meeting of shareholders to be held on or about November 14, 2003. The other changes in investment strategy do not require shareholder approval.